Long-term debt	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about borrowings [abstract]
Long-term debt	Long-term debt
(a)Details of long-term debt

As at December 31 (millions)	Note	2021	2020
Credit facility	(b)	$941	$1,568
Deferred debt transaction costs		(8)	(11)
		933	1,557
Lease liabilities	(c)	215	209
Long-term debt		$1,148	$1,766
Current		$328	$92
Non-current		820	1,674
Long-term debt		$1,148	$1,766
(b)Credit facility

	2021			2020
As at December 31 (millions)	Revolving component	Term loan component(1)	Total	Revolving component	Term loan component(1)	Total
Available	$716	N/A	$716	$132	N/A	$132
Outstanding
Due to TELUS Corporation	$16	71	87	65	75	140
Due to Other	118	736	854	653	775	1,428
	$134	$807	$941	$718	$850	$1,568
Total	$850	$807	$1,657	$850	$850	$1,700
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(1)We have entered into a receive-floating interest rate, pay-fixed interest rate exchange agreement that effectively converts our interest obligations on the debt to a fixed rate of 2.64% plus applicable margins (see Note 13(g) – Derivative).
As at December 31, 2021, we had a $1,657 million credit facility (December 31, 2020 – $1,700 million), secured by our assets, with a syndicate of financial institutions (TELUS Corporation also serves as a lender under the credit facility), expiring on January 28, 2025. The credit facility is comprised of $850 million revolving components, and amortizing $807 million term loan components (comprised of term loans with $570 million and $237 million outstanding balances). The outstanding revolving and term loan components had an effective interest rate of 1.87% as at December 31, 2021 (December 31, 2020 - 2.90%). As at December 31, 2021, excluding amount due to TELUS Corporation, $854 million was outstanding (December 31, 2020 - $1,428 million).
The credit facility bears interest at prime rate, U.S. dollar base rate, a bankers’ acceptance rate or London interbank offered rate (LIBOR) (all such terms as used or defined in the credit facility), plus applicable margins. The credit facility contains customary representations, warranties and covenants, including two financial quarter-end ratio tests. Net debt to EBITDA ratio must not exceed 5.25:1.00 for each quarter in fiscal 2021, with a step down to 4.50:1.00 for each quarter in fiscal 2022; and 3.75:1.00 subsequently. The EBITDA to debt service (interest and scheduled principal repayment) ratio must not be less than 1.50:1.00, all as defined in the credit facility. If an acquisition with an aggregate cash consideration in excess of $60 million occurs in any twelve-month period, the maximum permitted net debt to EBITDA ratio per credit agreement may be increased to 4.50:1.00 and shall return to 3.75:1.00 after eight fiscal quarters.
The term loan component of our credit facility are subject to an amortization schedule requiring that 1.25% of the principal advanced be repaid each quarter of the term of the agreement, with the balance due at maturity. The $570 million term loan matures on January 28, 2025 and the $237 million term loan matures on December 22, 2022. As at December 31, 2021 and December 31, 2020, we had liquidity of $716 million available under the revolving component of our credit facility (December 31, 2020 - $132 million), and nil (December 31, 2020 - $2 million) available under local credit facilities in our subsidiaries.
As at December 31, 2021 and 2020, we were in compliance with all financial covenants, financial ratios and all of the terms and conditions of our long-term debt agreements.
In connection with our IPO on February 3, 2021, we used the net proceeds received by us to repay approximately $490 million of the outstanding balance under the revolving component of our credit facility.
(c)Lease liabilities
Leases are subject to amortization schedules, which results in the principal being repaid over various periods, including reasonably expected renewals. The weighted average interest rate on lease liabilities was approximately 5.35% as at December 31, 2021.
(d)Long-term debt maturities
Anticipated requirements to meet long-term debt repayments, calculated upon such long-term debts owing as at
December 31, 2021, are as follows:

Composite long-term debt denominated in	U.S dollars			European euros	Other currencies
Years ending December 31 (millions)	Long-term debt, excluding leases	Leases	Total	Leases	Leases	Total
2022	$276	$19	$295	$12	$18	$325
2023	30	21	51	10	17	78
2024	30	10	40	8	14	62
2025	605	9	614	6	9	629
2026	—	10	10	5	8	23
Thereafter	—	6	6	26	7	39
Future cash outflows in respect of composite long-term debt principal repayments	941	75	1,016	67	73	1,156
Future cash outflows in respect of associated interest and like carrying costs(1)	41	15	56	12	14	82
Undiscounted contractual maturities	$982	$90	$1,072	$79	$87	$1,238
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(1)Future cash outflows in respect of associated interest and carrying costs for amounts drawn under our credit facilities (if any) have been calculated based upon the rates in effect at December 31, 2021.